UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018

Akoustis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38029 (Commission File Number)	33-1229046 (I.R.S. Employer Identification Number)

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of New Principal Financial Officer

Effective November 5, 2018, Akoustis Technologies, Inc. (the “Company”) appointed Kenneth Boller to serve as the Company’s Interim Chief Financial Officer.

Mr. Boller joined the Company as Corporate Controller and Assistant Secretary in December 2017 and will continue to serve in this capacity, having helped build and manage the Company's finance organization. Prior to joining the Company, Mr. Boller served as Regional Controller and Corporate Director of Accounting for Ecolab, Inc., a Fortune 500 company, where he assisted with internal reporting processes and controls and filings made with the Securities and Exchange Commission.

End of Employment of Principal Financial Officer

Effective November 5, 2018, the employment by the Company of its Chief Financial Officer, John T. Kurtzweil, ended. Mr. Kurtzweil’s departure was not due to any disagreement concerning the Company’s financial statements, policies or practices.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on November 1, 2018. The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 18, 2018, are as follows:

Proposal 1 – The Company’s stockholders elected the seven nominees to the Company’s board of directors to serve one-year terms expiring at the 2019 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal, with the votes cast as follows:

	For	Withheld	Broker Non-Votes
Steven P. DenBaars	10,118,403	95,905	6,545,648
Arthur E. Geiss	10,120,853	93,455	6,545,648
Jeffrey K. McMahon	9,954,461	259,847	6,545,648
Steven P. Miller	10,115,103	99,205	6,545,648
Jerry D. Neal	9,957,761	256,547	6,545,648
Suzanne B. Rudy	9,954,461	259,847	6,545,648
Jeffrey B. Shealy	10,120,853	93,455	6,545,648

Proposal 2 – The Company’s stockholders approved the Akoustis Technologies, Inc. 2018 Stock Incentive Plan, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
9,510,645	612,750	90,913	6,545,648

Proposal 3 – The Company’s stockholders approved the Akoustis Technologies, Inc. Employee Stock Purchase Plan, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
10,083,614	38,332	92,362	6,545,648

Proposal 4 – The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent public accounting firm for the fiscal year ending June 30, 2019, with the votes cast as follows:

For	Against	Abstain
16,588,828	12,357	158,771

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akoustis Technologies, Inc.

Date: November 5, 2018	By:	/s/ Jeffrey B. Shealy
	Name:	Jeffrey B. Shealy
	Title:	Chief Executive Officer